Company Profile
• Leading niche-oriented global provider of solutions and products for difficult product recovery, pollution control, and fluid handling applications

• Diverse, synergistic product offering

• Strong global brand recognition

• Approximately 40% of revenues derived from recurring parts and consumables sales
Met-Pro: Protecting our environment while serving
business and industry around the world

NYSE: MPR

This presentation includes forward-looking statements which reflect the Company’s current views with respect to future events and financial performance, but involve uncertainties that could
significantly impact results. The Private Securities Litigation Reform
Act of 1995 provides a “safe harbor” for such forward-looking statements.

Overview
• FY 2008 was the best year in the Company’s history despite a weak economic environment
• Record high sales and earnings
• Strong results continued into the first half of FY 2009
• Expanding operating margins
• Strong momentum, pace of business activity
• Recognized for second consecutive year as one of America’s “200
 Best Small Companies” by Forbes Magazine
• Recognized for second consecutive year as one of America’s “Top
 Small to Midsize Manufacturers” by Start-It Magazine

Investment Highlights
• Three consecutive years of increased sales

• Brand recognition driving rapid global growth

• Growing base of installed equipment creating recurring demand for parts and consumables ~ 40% of sales

• Improved efficiencies, product mix, scale economies driving margin expansion
• Outsourcing minimizes growth constraints and reduces risks during down turns
• Experienced Management/Independent Board of Directors
• Strong balance sheet
• Dividend paid for 33 consecutive years

Product Recovery/
Pollution Control
46.6%
Filtration/
Purification
12.4%
Fluid Handling
29.2%
Mefiag
Filtration
11.8%
Businesses

International
• Growth in international
 markets remained strong
• Countries around the globe
 continue to invest in
 expanding their industrial
 infrastructure
• First half International Sales
 up 55% from FY 2008
FY 2008
H1 2009
31.6%
International
Sales
68.4%
U.S. Sales
75.9%
U.S. Sales
24.1%
International
Sales

International Net Sales
Central
America
2.2%
Other
1.4%
Caribbean
4.7%
Southeast
Asia
4.9%
Africa &
Middle East
7.2%
North
Pacific
11.6%
Canada
19.2%
South
America
19.7%
Europe
29.2%

Customers & Major Markets
• Over 8,000 active customers

 - Well-diversified cross-section
 of industries including
 Fortune 1000 companies
• Major markets include

 - Pharmaceutical
 - Chemical/petrochemical
 - Food processing
 - Metal finishing
 - Saltwater aquariums
 - Refinery
 - Semiconductor/electronics
 - Municipalities
 - Universities
 - Hospitals/public health
 - Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

Products from Single Units…
Mefiag Filter System
Flex-Kleen Pulse-Jet
Cartridge Dust
Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall AroBIOS™ Bioscrubber
Pristine Water
Treatment
Chemicals

…to Large, Complex Systems
Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Bag Houses
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans

Growth Drivers
▪ Global growth of “green”
 manufacturing processes
 – Reduce costs
 – Reduce energy
 – Improve manufacturing performance
 – Meet increasing
 regulatory requirements
▪ Focus on niche markets
 – Limited competition
 – International brand recognition
▪ MRO, upgrade and retro-fit opportunities
 from expanding installed base
▪ New markets
 – Geographic expansion
 – New product introductions
 – Acquisitions and/or
 technology licensing

New Products
• New Duall Hydro-Lance® wet particulate collector
• Successfully commissioned and started-up a thermal oxidizer revamp at an ethanol plant that is the first known facility to recover water from the flue gas
• Introduced a unique, new patented Keystone GIANT® filter housing and a new line of sub-micronic filter cartridges
• New 4x6x13 FRP magnetic drive pump, largest in industry
• Introduced a high capacity, high temperature Mefiag filter line
• Introduced a 75 horsepower Strobic Air Tri-Stack™ fan designed for high pressure and high flow

Growth Strategies
• Increase penetration in existing markets
• Expand geographic reach

• Globally penetrate new markets

• New product development

• Strategic acquisitions and technology
 licensing agreements

• Global sourcing

• Strong customer focus

Margin Improvement Strategies
• Expand operating margin through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Improved project execution
 – Leverage operating expenses
 – Higher margin international sales

$50.8
Sales

• Improved execution, better product mix leading to widening margins
Gross Margins

*
16.5%
13.2% Excluding Gain On Sale Of Building
*
*
Operating Margin

Cash Flow From Operations

*
*
Excludes Gain On Sale Of Building
*
Diluted EPS

LTD
07/31/08
Total
Assets
Shareholders
Equity
Cash
$3.8
$109.4
$86.7
$22.7
( $ Millions )
Quarterly Dividend Rate $0.055/share
$1.47 per
share
Strong Financial Condition

Summary
• Record sales and earnings
• Three consecutive years of rising sales ~
 exceeded $100 million for first time in history
• International brand recognition driving rapid global
 growth
• Growing base of installed equipment creates recurring
 demand for parts and consumables ~ 40% of sales
• Improved efficiencies, product mix, scale economies
 driving margin expansion
• Strong momentum
• Strong pace of business activity
• Strong balance sheet